UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2023
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-06714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B Common Stock, par value $1.00 per share	GHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

    On May 4, 2023, Graham Holdings Company held its Annual Meeting of Stockholders. The following is a summary of the final voting results for each matter presented to stockholders.

Proposal 1: Election of Directors

The Company’s stockholders elected the nine persons nominated as Directors of the Company as set forth below:

Class A Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Thomas S. Gayner	964,001	—	—	—
Donald E. Graham	964,001	—	—	—
Anne M. Mulcahy	964,001	—	—	—
Timothy J. O'Shaughnessy	964,001	—	—	—
G. Richard Wagoner, Jr.	964,001	—	—	—
Katharine Weymouth	964,001	—	—	—

Class B Common Stock Nominees

	For	Withheld	Abstain	Broker Non-Votes
Tony Allen	2,050,989	976,511	—	—
Danielle Conley	2,797,283	230,217	—	—
Christopher C. Davis	1,847,541	1,179,959	—	—

Proposal 2: Advisory Vote by the Class A stockholders to Approve 2022 Compensation Awarded to Named Executive Officers

The Company’s Class A stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for 2022, as set forth below:

Class A Common Stock

For	Against	Abstain	Broker Non-Votes
964,001	—	—	—

Proposal 3: Advisory vote by the Class A stockholders to determine the frequency of future advisory votes on compensation awarded to the Company’s named executive officers

The Company’s Class A stockholders approved, on an advisory basis, that an annual vote be held on compensation paid to the Company’s named executive officers, as set forth below:

Class A Common Stock

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
964,001	—	—	—	—

Item 8.01 Other Events.

On May 4 2023, the Company issued the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press release of Graham Holdings Company dated May 4, 2023

Exhibit Index

Exhibit 99.1	Graham Holdings Company Press Release dated May 4, 2023.
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: May 5, 2023	/s/ Nicole M. Maddrey
Nicole M. Maddrey, Senior Vice President, Secretary, General Counsel

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